UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule
14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
JAGUAR HEALTH, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

200 Pine Street, Suite 400, San Francisco, CA 94104

Tel: 415.371.8300 ● Fax: 415.371.8311

https://jaguar.health

March 24, 2026

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Jaguar Health, Inc. (the “Company”) to be held at 200 Pine Street, Suite 400, San Francisco, CA 94104, on Monday, April 20, 2026, at 8:30 a.m., local time.

At the Special Meeting you will be asked to: (i) approve an amendment (the “Tenth Amendment”) to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “COI”), to increase the number of authorized shares of the Company’s voting common stock, par value $0.0001 per share (the “Common Stock”) from 298,000,000 shares to 500,000,000 shares and a corresponding increase in the total number of shares the Company is authorized to issue from 352,475,074 shares to 554,475,074 shares; (ii) approve the adoption of an amendment (the “Eleventh Amendment”) to the Company’s COI to effect, if approved and effected at all, a reverse stock split of the Company’s issued and outstanding shares of Common Stock at a ratio not less than 1-for-15 and not greater than 1-for-150, the exact ratio, if approved and effected at all, to be set within that range at the discretion of the Company’s board of directors and publicly announced by the Company on or before the one-year anniversary of the approval of this proposal, without further approval or authorization of the Company’s stockholders (the “First Reverse Stock Split”); (iii) approve the adoption of an amendment (the “Twelfth Amendment”) to the Company’s COI to effect, if approved and effected at all, a reverse stock split of the issued and outstanding shares of Common Stock at a ratio not less than 1-for-15 and not greater than 1-for-150, the exact ratio, if approved and effected at all, to be set within that range at the discretion of the Company’s board of directors and publicly announced by the Company on or after the date of the effectiveness of the First Reverse Stock Split and on or before the one-year anniversary of the approval of this proposal, without further approval or authorization of the Company’s stockholders (the “Second Reverse Stock Split”); (iv) approve, for purposes of Nasdaq Listing Rule 5635(d) (“Rule 5635(d)”), the issuance of shares of our Common Stock issuable upon exchange of that certain secured promissory note in the original principal amount of $10,810,000 issued by the Company to Streeterville Capital, LLC on November 12, 2025, as amended on March 6, 2026 (the “Streeterville Note”), pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”); and (v) approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve proposals (i), (ii), (iii) and (iv).

It is important that your shares be represented and voted whether or not you plan to attend the Special Meeting in person. You may submit a proxy to have your shares voted on the Internet, by telephone or by completing and mailing a proxy card or voting instruction form. Submission of proxies over the Internet, by telephone or by mail will ensure your shares are represented at the Special Meeting. If you do attend the Special Meeting, you may, of course, withdraw your proxy should you wish to vote in person. Please read the enclosed information carefully before voting.

Sincerely,

Lisa A. Conte
Chief Executive Officer & President

200 Pine Street

Suite 400

San Francisco, CA 94104

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held April 20, 2026

NOTICE HEREBY IS GIVEN that the Special Meeting of Stockholders (the “Special Meeting”) of Jaguar Health, Inc. (the “Company”) will be held at 200 Pine Street, Suite 400, San Francisco, CA 94104, on Monday, April 20, 2026, at 8:30 a.m., local time, for the following purposes:

1. Approving an amendment (the “Tenth Amendment”) to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “COI”), to increase the number of authorized shares of the Company’s voting common stock, par value $0.0001 per share (the “Common Stock”) from 298,000,000 shares to 500,000,000 shares and a corresponding increase in the total number of shares the Company is authorized to issue from 352,475,074 shares to 554,475,074 shares (Proposal 1);

2. Approving an amendment (the “Eleventh Amendment”) to the Company’s COI to effect, if approved and effected at all, a reverse stock split of the Company’s issued and outstanding shares of Common Stock at a ratio not less than 1-for-15 and not greater than 1-for-150. The exact ratio, if approved and effected at all, will be set within that range at the discretion of the Company’s board of directors and publicly announced by the Company on or before the one-year anniversary of the approval of this proposal, without further approval or authorization of the Company’s stockholders (the “First Reverse Stock Split”) (Proposal 2);

3. Approving an amendment (the “Twelfth Amendment”) to the Company’s COI to effect, if approved and effected at all, a reverse stock split of the issued and outstanding shares of Common Stock at a ratio not less than 1-for-15 and not greater than 1-for-150. The exact ratio, if approved and effected at all, will be set within that range at the discretion of the Company’s board of directors and publicly announced by the Company on or after the date of the effectiveness of the First Reverse Stock Split and on or before the one-year anniversary of the approval of this proposal, without further approval or authorization of the Company’s stockholders (the “Second Reverse Stock Split”) (Proposal 3);

4. Approving, for purposes of Nasdaq Listing Rule 5635(d) (“Rule 5635(d)”), the issuance of shares of our Common Stock issuable upon exchange of that certain secured promissory note in the original principal amount of $10,810,000 issued by the Company to Streeterville Capital, LLC on November 12, 2025, as amended on March 6, 2026 (the “Streeterville Note”), pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”) (Proposal 4); and

5. Approving a proposal to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposals 1, 2, 3 and 4 (Proposal 5).

Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on March 2, 2026 are entitled to receive notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

By Order of the Board of Directors.

Lisa A. Conte
Chief Executive Officer & President

San Francisco, California

March 24, 2026

Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on March 2, 2026 are entitled to receive notice of and to vote at the Special Meeting and any adjournment or postponement thereof. If you have questions concerning the proposals in the Proxy Statement, would like additional copies of the Proxy Statement or need help in voting your shares of Common Stock, please contact our proxy solicitor Georgeson LLC at 866-821-0284.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on Monday, April 20, 2026. The proxy materials are available at

https://jaguarhealth.gcs-web.com/financial-information/annual-reports

PLEASE CAREFULLY READ THE PROXY STATEMENT. EVEN IF YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO SUBMIT PROXIES TO HAVE YOUR SHARES VOTED ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM. IF YOU SUBMITTED A PROXY BY INTERNET OR TELEPHONE, THEN YOU NEED NOT RETURN A WRITTEN PROXY CARD OR VOTING INSTRUCTION FORM BY MAIL. STOCKHOLDERS WHO ATTEND THE SPECIAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE (AS DESCRIBED BELOW).

JAGUAR HEALTH, INC.

200 Pine Street

Suite 400

San Francisco, CA 94104

PROXY STATEMENT

FOR A SPECIAL MEETING OF STOCKHOLDERS

To Be Held April 20, 2026

GENERAL INFORMATION ABOUT THE SPECIAL MEETING

We are furnishing this Proxy Statement to our stockholders in connection with the solicitation of proxies by our board of directors to be voted at a Special Meeting of Stockholders (the “Special Meeting”) and at any adjournment or postponement thereof. The Special Meeting will be held at 200 Pine Street, Suite 400, San Francisco, CA 94104, on Monday, April 20, 2026, at 8:30 a.m., local time.

When used in this Proxy Statement, the terms the “Company,” “we,” “us,” “our” and “Jaguar” refer to Jaguar Health, Inc.

The Securities and Exchange Commission (“SEC”) rules require us to deliver our proxy materials by mail to all of our stockholders of record as of March 2, 2026 (the “Record Date”) entitled to vote at the Special Meeting. Our proxy materials include the Notice of Special Meeting of Stockholders, this Proxy Statement and the form of proxy card or voting instruction form, and we will mail these proxy materials to stockholders entitled to vote at the meeting on or about March 2, 2026. Pursuant to rules adopted by the SEC, the Company is also providing access to its proxy materials over the Internet. All stockholders will have the ability to access the proxy materials at https://jaguarhealth.gcs-web.com/financial-information/annual-reports.

The date on which the Notice of Special Meeting of Stockholders, this Proxy Statement, and the form of proxy card or voting instruction form are first being sent or given to stockholders is on or about April 2, 2026.

GENERAL INFORMATION ABOUT VOTING

Record Date

As of March 2, 2026, the record date for the Special Meeting (the “Record Date”), 12,419,277 shares of our voting common stock, par value $0.0001 per share (the “Common Stock”) were issued and outstanding. Only holders of record of our Common Stock as of the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting or at any adjournment or postponement thereof. A list of such holders will be open to the examination of any stockholder for any purpose germane to the meeting at Jaguar Health, Inc., 200 Pine Street, Suite 400, San Francisco, CA 94104 for a period of ten (10) days prior to the Special Meeting. The list of stockholders will also be available for such examination at the Special Meeting. In addition, as of March 2, 2026, there were zero shares of our non-voting common stock or preferred stock outstanding.

The use of the capitalized term “Common Stock” in this Proxy Statement and related materials refers only to the Company’s voting common stock and does not include the Company’s convertible non-voting common stock.

Voting, Quorum and Revocability of Proxies

Each share of Common Stock entitles the holder of record thereof to one vote. No other securities are entitled to be voted at the Special Meeting. Each stockholder holding Common Stock may vote in person or by proxy. Holders of record of shares of Common Stock have the right to vote on all matters brought before the Special Meeting and any adjournment or postponement thereof (except as otherwise described below), and will vote on Proposals 1, 2, 3, 4 and 5 together as a single class.

Stockholders have no right to cumulative voting as to any matter. The presence, in person or represented by proxy, of holders of one third (1/3) of the voting power of the shares of Common Stock outstanding on the Record Date and entitled to vote at the Special Meeting will constitute a quorum for purposes of voting at the Special Meeting. Properly executed proxies marked “ABSTAIN,” as well as broker non-votes, will be counted as “present” for purposes of determining the existence of a quorum. If a quorum should not be present, either the chairperson of the meeting or a majority in voting power of the stockholders present in person or by proxy and entitled to vote on the adjournment may adjourn such meeting from time to time until a quorum is obtained.

Our board of directors is soliciting proxies for use in connection with the Special Meeting and any postponement or adjournment thereof. If you submit your proxy via the Internet or by telephone or execute and return the proxy card or voting instruction form accompanying this Proxy Statement, your shares will be voted as you direct on all matters properly coming before the Special Meeting for a vote. For Proposals 1, 2, 3, 4 and 5, you may vote “FOR” or “AGAINST” or you may vote “ABSTAIN.”

If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC (the “Transfer Agent”), you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your proxy directly to the Company or to vote your shares in person at the Special Meeting. If you hold your shares in a stock brokerage account or through a bank or other financial intermediary, you are considered the beneficial owner of shares held in street name. Your bank, broker or other financial intermediary is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other financial intermediary on how to vote your shares, but because you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a signed proxy from your bank, broker or other financial intermediary, as the record holder, giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the Special Meeting in person provided that you present proof of beneficial ownership as of the Record Date, such as an account statement or similar evidence of ownership, along with a form of photo identification.

Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy as described in the proxy card or voting instruction form, so that your vote will be counted if you later decide not to attend the

Special Meeting. Submitting your proxy now will not prevent you from voting your shares in person by written ballot at the Special Meeting if you desire to do so, as your proxy is revocable at your option.

You may revoke your proxy by (a) delivering to the Secretary of the Company at or before the Special Meeting a written notice of revocation bearing a later date than the proxy, (b) duly executing a subsequent proxy and delivering it to the Secretary of the Company at or before the Special Meeting, or (c) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered at or prior to the Special Meeting to: Jaguar Health, Inc., 200 Pine Street, Suite 400, San Francisco, CA 94104, Attention: Jonathan S. Wolin. Beneficial owners of our Common Stock who are not holders of record and wish to change their voting direction should contact their bank, brokerage firm or other custodian, nominee or fiduciary to inquire about how to make that change.

The shares represented by all valid proxies received will be voted in the manner specified. Where specific choices are not indicated on a proxy validly executed and delivered by a stockholder entitled to vote at the Special Meeting, the shares represented by such proxy will be voted: (i) “FOR” Proposal 1, which is the approval of the Tenth Amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “COI”), to increase the number of authorized shares of the Company’s voting common stock, par value $0.0001 per share (the “Common Stock”) from 298,000,000 shares to 500,000,000 shares and a corresponding increase in the total number of shares the Company is authorized to issue from 352,475,074 shares to 554,475,074 shares; (ii) “FOR” Proposal 2, which is the approval of the Eleventh Amendment to the Company’s COI to effect, if approved and effected at all, a reverse stock split of the Company’s issued and outstanding shares of Common Stock at a ratio of not less than 1-for-15 and not greater than 1-for-150, the exact ratio, if approved and effected at all, to be set within that range at the discretion of the Company’s board of directors and publicly announced by the Company on or before the one-year anniversary of the approval of this proposal, without further approval or authorization of the Company’s stockholders (the “First Reverse Stock Split”); (iii) “FOR” Proposal 3, which is the approval of the Twelfth Amendment to the Company’s COI to effect, if approved and effected at all, a reverse stock split of the Company’s issued and outstanding shares of Common Stock at a ratio of not less than 1-for-15 and not greater than 1-for-150, the exact ratio, if approved and effected at all, to be set within that range at the discretion of the Company’s board of directors and publicly announced by the Company on or after the date of the effectiveness of the First Reverse Stock Split and on or before the one-year anniversary of the approval of this proposal, without further approval or authorization of the Company’s stockholders (the “Second Reverse Stock Split”); (iv) “FOR” Proposal 4 which is the approval of, for purposes of Rule 5635(d), the issuance of shares of our Common Stock issuable upon exchange of the Streeterville Note, pursuant to Section 3(a)(9) of the Securities Act; and (v) “FOR” Proposal 5 which is the approval of one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposals 1, 2, 3 and 4.

We will bear all expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement. We have retained Georgeson LLC to solicit proxies for a base fee of $7,500 plus reimbursement of reasonable out-of-pocket expenses. In addition to solicitation by use of the mail, proxies may be solicited by telephone, facsimile or personally by our directors, officers and employees, who will receive no extra compensation for their services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy soliciting materials to beneficial owners of shares of Common Stock.

Broker Voting

Brokers holding shares of record in “street name” for a client have the discretionary authority to vote on some matters (routine matters) if they do not receive instructions from the client regarding how the client wants the shares voted at least 10 days before the date of the meeting; provided the proxy materials are transmitted to the client at least 15 days before the meeting. There are also some matters with respect to which brokers do not have discretionary authority to vote (non-routine matters) if they do not receive timely instructions from the client. When a broker does not have discretion to vote on a particular matter and the client has not given timely instructions on how the broker should vote, a broker non-vote results. Any broker non-vote will be counted as present at the Special Meeting for purposes of determining a quorum, but will be treated as not entitled to vote with respect to non-routine matters.

The proposal to approve the Tenth Amendment to the COI to increase the number of authorized shares of Common Stock (Proposal 1), the proposal to approve the Eleventh Amendment to the COI to effect the First Reverse Stock Split (Proposal 2), the proposal to approve the Twelfth Amendment to the COI to effect the Second Reverse Stock Split (Proposal 3), and the proposal to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposals 1, 2, 3 and 4 (Proposal 5) are considered routine matters and brokers will be permitted to vote in their discretion on these matters on behalf of beneficial owners who have not furnished voting instructions at least 10 days before the date of the Special Meeting. In contrast, the proposal to approve, for purposes of Rule 5635(d), the issuance of shares of our Common Stock issuable upon exchange of the Streeterville Note, pursuant to Section 3(a)(9) of the Securities Act (Proposal 4) is not considered a “routine” matter and brokers do not have discretionary authority to vote on behalf of beneficial owners on such matters.

Required Vote

Proposal 1 - Adoption of the Tenth Amendment to the COI to Increase the Number of Authorized Shares of the Common Stock from 298,000,000 Shares to 500,000,000 Shares

With respect to the proposal to approve the Tenth Amendment to the COI to increase the number of authorized shares of the Common Stock from 298,000,000 shares to 500,000,000 shares and a corresponding increase in the total number of shares the Company is authorized to issue from 352,475,074 shares to 554,475,074 shares, you may vote in favor of the proposal, vote against the proposal or abstain from voting. For Proposal 1, we are seeking approval under both the Votes Cast Standard (as defined below) and the Majority of Outstanding Standard (as defined below). Accordingly, Proposal 1 will be deemed approved if it receives (i) the affirmative vote of a majority of the votes cast or (ii) the affirmative vote of a majority in voting power of the outstanding shares. For purposes of the Votes Cast Standard, only votes cast “for” or “against” a proposal are counted in determining the outcome of the vote. Although failure to submit a proxy or vote in person at the Special Meeting will not affect the outcome of the vote on Proposal 1 under the Votes Cast Standard, the failure to submit a proxy or vote in person at the Special Meeting will make it more difficult to meet the requirement under the Bylaws that the holders of one third (1/3) in voting power of our capital stock issued and outstanding and entitled to vote at the Special Meeting be present in person or represented by proxy to constitute a quorum at the Special Meeting. For purposes of the Majority of Outstanding Standard, abstentions and broker non-votes (if any) will have the same practical effect as a vote “against” the proposal. We believe that Proposal 1 is a routine matter, so if you fail to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares, such broker, nominee, fiduciary or other custodian, as applicable, may vote your shares in its/their discretion.

Proposal 2 - Adoption of the Eleventh Amendment to the COI to Approve the Grant of Discretionary Authority to the Company’s Board of Directors to Effect the First Reverse Stock Split

With respect to the proposal to approve the Eleventh Amendment to the COI to approve the grant of discretionary authority to the Company’s board of directors to effect the First Reverse Stock Split, you may vote in favor of the proposal, vote against the proposal or abstain from voting. For Proposal 2, we are seeking approval under both the Votes Cast Standard and the Majority of Outstanding Standard. Accordingly, Proposal 2 will be deemed approved if it receives (i) the affirmative vote of a majority of the votes cast or (ii) the affirmative vote of a majority in voting power of the outstanding shares. For purposes of the Votes Cast Standard, only votes cast “for” or “against” a proposal are counted in determining the outcome of the vote. Although failure to submit a proxy or vote in person at the Special Meeting will not affect the outcome of the vote on Proposal 2 under the

Votes Cast Standard, the failure to submit a proxy or vote in person at the Special Meeting will make it more difficult to meet the requirement under the Bylaws that the holders of one third (1/3) in voting power of our capital stock issued and outstanding and entitled to vote at the Special Meeting be present in person or represented by proxy to constitute a quorum at the Special Meeting. For purposes of the Majority of Outstanding Standard, abstentions and broker non-votes (if any) will have the same practical effect as a vote “against” the proposal. We believe that Proposal 2 is a routine matter, so if you fail to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares, such broker, nominee, fiduciary or other custodian, as applicable, may vote your shares in its/their discretion.

Proposal 3 - Adoption of the Twelfth Amendment to the COI to Approve the Grant of Discretionary Authority to the Company’s Board of Directors to Effect the Second Reverse Stock Split

With respect to the proposal to approve the Twelfth Amendment to the COI to approve the grant of discretionary authority to the Company’s board of directors to effect the Second Reverse Stock Split, you may vote in favor of the proposal, vote against the proposal or abstain from voting. For Proposal 3, we are seeking approval under both the Votes Cast Standard and the Majority of Outstanding Standard. Accordingly, Proposal 3 will be deemed approved if it receives (i) the affirmative vote of a majority of the votes cast or (ii) the affirmative vote of a majority in voting power of the outstanding shares. For purposes of the Votes Cast Standard, only votes cast “for” or “against” a proposal are counted in determining the outcome of the vote. Although failure to submit a proxy or vote in person at the Special Meeting will not affect the outcome of the vote on Proposal 3 under the Votes Cast Standard, the failure to submit a proxy or vote in person at the Special Meeting will make it more difficult to meet the requirement under the Bylaws that the holders of one third (1/3) in voting power of our capital stock issued and outstanding and entitled to vote at the Special Meeting be present in person or represented by proxy to constitute a quorum at the Special Meeting. For purposes of the Majority of Outstanding Standard, abstentions and broker non-votes (if any) will have the same practical effect as a vote “against” the proposal. We believe that Proposal 3 is a routine matter, so if you fail to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares, such broker, nominee, fiduciary or other custodian, as applicable, may vote your shares in its/their discretion.

Proposal 4 - Issuance, for purposes of Nasdaq Listing Rule 5635(d), of Shares of Common Stock Issuable upon Exchange of the Streeterville Note

With respect to the proposal to approve, for purposes of Rule 5635(d), the issuance of shares of our Common Stock issuable upon exchange of the Streeterville Note, pursuant to Section 3(a)(9) of the Securities Act, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve Proposal 4 is governed by Delaware law, the Nasdaq Listing Rules, our COI and our Bylaws and is the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) on such proposal by the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon, provided a quorum is present. As a result, abstentions and broker non-votes will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 4.

Proposal 5 - Adjournment

With respect to the proposal to approve one or more adjournments the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposals 1, 2, 3 and 4, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve Proposal 5 is governed by Delaware law, our COI and our Bylaws and is the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) by shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon, provided a quorum is present. As a result, abstentions and broker non-votes will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 5.

NO DISSENTERS’ RIGHTS

The corporate action described in this Proxy Statement will not afford to stockholders the opportunity to dissent from the actions described herein and receive an agreed or judicially appraised value for their shares of Common Stock.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The statements in this Proxy Statement that are not historical statements, including statements regarding future capital-raising activities and expected use of proceeds therefrom, our estimates regarding expenses, future revenues, capital requirements, needs for additional financing, our ability to obtain additional financing, our success with regard to any business development initiatives, our ability to recruit or retain key scientific or management personnel or to retain our executive officers, our stock price and ability to meet the continued listing requirements of The Nasdaq Capital Market, and any other statements regarding our future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from the results expressed or implied by the statements. We describe risks and uncertainties that could cause actual results and events to differ materially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”), which was filed on March 31, 2025, as amended on April 15, 2025, and as revised or supplemented by our most recent Quarterly Reports on Form 10-Q for the fiscal quarters ended June 30, 2025 and September 30, 2025, which were filed on August 14, 2025 and November 14, 2025, respectively, and Exhibit 99.2 of our Current Report on Form 8-K filed with the SEC on February 18, 2026.

Any forward-looking statements should be considered in light of such important factors. We undertake no obligation to revise or update publicly any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on any forward-looking statement, which speaks only as of the date on which such statement is made.

All subsequent written and oral forward-looking statements concerning the matters addressed in this Proxy Statement and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of our Common Stock as of March 2, 2026 for:

•	each person known to us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•	each of our named executive officers;

•	each of our directors; and

•	all directors and named executive officers as a group.

Information with respect to beneficial ownership has been furnished by each director, executive officer or beneficial owner of more than 5% of our Common Stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and investment power with respect to the securities. Except as otherwise provided by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The number of shares of Common Stock used to calculate the percentage ownership of each listed person includes the shares of Common Stock underlying options or warrants or convertible securities held by such persons that are currently exercisable or convertible or exercisable or convertible within 60 days of March 2, 2026, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Percentage of beneficial ownership of Common Stock is based on 12,419,277 shares of Common Stock outstanding as of March 2, 2026.

Except as otherwise set forth below, the address of each beneficial owner listed in the table below is c/o Jaguar Health, Inc., 200 Pine Street, Suite 400, San Francisco, California 94104.

Name and address of beneficial owner	Common Stock
	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders
Streeterville Capital, LLC(1)	1,218,232	9.8%
Named executive officers and directors:
Lisa A. Conte(2)	39,918	*
Pravin Chaturvedi, Ph.D.(3)	15,806	*
Steven R. King, Ph.D(4)	10,904	*
Jonathan S. Wolin(5)	32,159	*
Carol Lizak(6)	10,148	*
James J. Bochnowski(7)	84,888	*
Jonathan B. Siegel(8)	30,825	*
John Micek III(9)	30,825	*
Anula Jayasuriya(10)	2,842	*
All current executive officers and directors as a group (9 persons)(11)	263,187	2.1%

*	Less than 1%
(1)	The address for the reporting person is 303 E Wacker Drive, Suite 1040 Chicago, IL 60601. John M. Fife has voting and dispositive power over shares held by Streeterville Capital, LLC.

(2)

Represents (i) 481 shares of Common Stock held by Ms. Conte, (ii) 12,175 shares of Common Stock issuable to Ms. Conte under stock options that are exercisable or will become exercisable in the 60 days subsequent to March 2, 2026, with the weighted average exercise price of the 12,175 stock options being $262.32, (iii) 9,000 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Ms. Conte, exercisable at an exercise price of $5.43 per share, and (iv) 18,262 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Ms. Conte, exercisable at an exercise price of $2.70 per share. The warrants provide for limitations on conversion and exercise, respectively, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such conversion and exercise, respectively.

(3)

Represents (i) 202 shares of Common Stock held by Dr. Chaturvedi, (ii) 4,700 shares of Common Stock issuable to Dr. Chaturvedi under stock options that are exercisable or will become exercisable in the 60 days subsequent to March 2, 2026, with the weighted average exercise price of the 4,700 stock options being $6.60, (iii) 3,600 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Dr. Chaturvedi, exercisable at an exercise price of $5.43 per share, and (iv) 7,304 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Dr. Chaturvedi, exercisable at an exercise price of $2.70 per share. The warrants provide for limitations on conversion and exercise, respectively, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such conversion and exercise, respectively.

(4)

Represents (i) 172 shares of Common Stock held by Dr. King, (ii) 4,700 shares of Common Stock issuable to Dr. King under stock options that are exercisable or will become exercisable in the 60 days subsequent to March 2, 2026, with the weighted average exercise price of the 4,700 stock options being $6.60, (iii) 3,600 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Dr. King, exercisable at an exercise price of $5.43 per share, and (iv) 7,304 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Dr. King, exercisable at an exercise price of $2.70 per share. The warrants provide for limitations on conversion and exercise, respectively, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such conversion and exercise, respectively.

(5)

Represents (i) 197 shares of Common Stock held by Mr. Wolin, (ii) 4,700 shares of Common Stock issuable to Mr. Wolin under stock options that are exercisable or will become exercisable in the 60 days subsequent to March 2, 2026, with the weighted average exercise price of the 4,700 stock options being $6.60, (iii) 9,000 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Mr. Wolin, exercisable at an exercise price of $5.43 per share, and (iv) 18,262 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Mr. Wolin, exercisable at an exercise price of $2.70 per share. The warrants provide for limitations on conversion and exercise, respectively, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such conversion and exercise, respectively.

(6)

Represents (i) 151 shares of Common Stock held by Ms. Lizak, (ii) 4,597 shares of Common Stock issuable to Ms. Lizak under stock options that are exercisable or will become exercisable in the 60 days subsequent to March 2, 2026, with the weighted average exercise price of the 4,597 stock options being $6.02, and (iii) 5,400 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Ms. Lizak, exercisable at an exercise price of $5.43 per share. The warrant provides for limitations on conversion and exercise, respectively, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such conversion and exercise, respectively.

(7)

Represents (i) 51 shares of Common Stock held by Mr. Bochnowski, (ii) 3,049 shares of Common Stock issuable to Mr. Bochnowski under stock options that are exercisable or will become exercisable in the 60 days subsequent to March 2, 2026, with the weighted average exercise price of the 3,049 stock options being $10.82, (iii) 27,002 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Bochnowski Family Trust (“Bochnowski Family Trust”), where Mr. Bochnowski is a co-trustee and beneficiary of such trust and shares voting and investment control over such shares with his spouse, exercisable at an exercise price of $5.43 per share, and (iv) 54,786 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Bochnowski Family Trust, exercisable at an exercise price of $2.70 per share. The warrants provide for limitations on conversion and exercise, respectively, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such conversion and exercise, respectively.
(8)

Represents (i) 45 shares of Common Stock held by Mr. Siegel, (ii) 3,518 shares of Common Stock issuable to Mr. Siegel under stock options that are exercisable or will become exercisable in the 60 days subsequent to March 2, 2026, with the weighted average exercise price of the 3,518 stock options being $10.72, (iii) 9,000 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by JBS Healthcare Ventures LLC (“JBS”) where Mr. Siegel is the sole member, exercisable at an exercise price of $5.43 per share, and (iv) 18,262 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by JBS, exercisable at an exercise price of $2.70 per share. The warrants provide for limitations on conversion and exercise, respectively, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such conversion and exercise, respectively.

(9)

Represents (i) 45 shares of Common Stock held by Mr. Micek, (ii) 3,518 shares of Common Stock issuable to Mr. Micek under stock options that are exercisable or will become exercisable in the 60 days subsequent to March 2, 2026, with the weighted average exercise price of the 3,518 stock options being $10.72, (iii) 9,000 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Mr. Micek, exercisable at an exercise price of $5.43 per share, and (iv) 18,262 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Mr. Micek, exercisable at an exercise price of $2.70 per share. The warrants provide for limitations on conversion and exercise, respectively, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such conversion and exercise, respectively.

(10)

Represents (i) 46 shares of Common Stock held by Dr. Jayasuriya, and (ii) 2,796 shares of Common Stock issuable to Dr. Jayasuriya under stock options that are exercisable or will become exercisable in the 60 days subsequent to March 2, 2026, with the weighted average exercise price of the 2,796 stock options being $10.70.

(11)	See footnotes (2 - 10).

PROPOSAL 1 - APPROVAL OF AN AMENDMENT TO OUR THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK

At the Special Meeting, holders of our Common Stock will be asked to approve an amendment to the COI to increase the number of authorized shares of Common Stock from 298,000,000 shares to 500,000,000 million shares and a corresponding increase in the total number of shares the Company is authorized to issue from 352,475,074 shares to 554,475,074 shares (the “Tenth Amendment”). The Tenth Amendment is set forth on the Certificate of Tenth Amendment to the COI, a form of which is attached hereto as Annex A and is incorporated by reference into this Proxy Statement. The text of Annex A, other than the language amending the first paragraph of Article IV of the COI, remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) and as our board of directors deems necessary or advisable to implement the increase in our authorized shares of Common Stock to 298,000,000 shares.

Background

The COI currently authorizes us to issue a total of 298,000,000 shares of Common Stock, $0.0001 par value, 50,000,000 shares of non-voting common stock, $0.0001 par value, and 4,475,074 shares of preferred stock, $0.0001 par value. Our board of directors has approved, and is seeking stockholder approval of, an amendment to the COI to implement an increase in the number of authorized shares of Common Stock from 298,000,000 shares to 500,000,000 shares and a corresponding increase in the total number of shares the Company is authorized to issue from 352,475,074 shares to 554,475,074 shares.

Of the 298,000,000 shares of Common Stock currently authorized by the COI, as of March 12, 2026, 12,419,277 shares were issued and outstanding, 10,357,241 shares are reserved for issuance upon exercise of existing stock purchase warrants, 348,213 shares are reserved for future issuance under existing equity incentive awards, 715,993 shares are available for grant under the Company’s 2014 Stock Incentive Plan, and 16,194 shares are available for grant under the Company’s Inducement Award Plan. Therefore, we currently have approximately 274 million authorized shares of Common Stock available for future issuance.

Our board of directors has unanimously determined that the Tenth Amendment is advisable, subject to exercising its discretion not to implement as disclosed below, and in the best interests of the Company and our stockholders, and recommends that our stockholders approve the Tenth Amendment, including granting the board of directors the right to abandon the Tenth Amendment. In accordance with the General Corporation Law of the State of Delaware (the “DGCL”), we are hereby seeking approval of the Tenth Amendment by our stockholders.

Under the DGCL, an amendment to a corporation’s certificate of incorporation generally must be approved by the affirmative vote of a majority in voting power of the outstanding shares (the “Majority of Outstanding Standard”). Section 242(d)(2) of the DGCL, however, permits certain amendments, including an amendment to increase or decrease the authorized number of shares of a class of capital stock or a reverse stock split, to be approved by the affirmative vote of a majority of the votes cast by stockholders entitled to vote thereon (the “Votes Cast Standard”) instead of the Majority of Outstanding Standard, if and only if (i) the shares of such class are listed on a national securities exchange immediately before the amendment becomes effective and (ii) the shares meet the listing requirements of such national securities exchange relating to the minimum number of holders immediately after the amendment becomes effective.

As previously disclosed, we received a written notification (the “Notice”) on March 5, 2026 from the staff of the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that because the bid price for our Common Stock for the previous 30 consecutive business days had closed below the minimum $1.00 per share, we were no longer in compliance with the requirement for continued listing on

Nasdaq under Nasdaq Listing Rule 5550(a)(2) (“Rule 5550(a)(2)”). Further, the Notice stated that, pursuant to Nasdaq Listing Rule 5810(c)(3)(A)(iv), we were not eligible for any compliance period specified in Nasdaq Listing Rule 5810(c)(3)(A) due to the fact that we had effected a reverse stock split over the prior one-year period or effected one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one.

The Notice stated that unless we timely requested by March 12, 2026 an appeal before a Hearings Panel (the “Panel”), our securities would be scheduled for delisting from Nasdaq. We submitted a request for an appeal before the Panel accordingly, and as such, any further suspension or delisting action by Nasdaq has been stayed at least pending the ultimate conclusion of the hearing process. However, since there can be no assurance that the Panel will grant our request for continued listing or that we will be able to regain compliance, it is not certain whether or not our Common Stock will still be listed on Nasdaq (or any other national securities exchange) at the time that our board of directors determines to file the Tenth Amendment. As a result, we have determined to seek stockholder approval of Proposal 1 under both the Votes Cast Standard and the Majority of Outstanding Standard in order to provide our board of directors with the maximum flexibility to file the Tenth Amendment in the future.

If Proposal 1 is approved only under the Votes Cast Standard, then our board of directors will have the authority, in its sole discretion, to file the Tenth Amendment only if at the time of filing the Tenth Amendment (i) our Common Stock is listed on Nasdaq (or any other national securities exchange) immediately before the effectiveness of the Tenth Amendment and (ii) our Common Stock meets the listing requirements of Nasdaq (or any other national securities exchange) relating to the minimum number of holders immediately after the Tenth Amendment becomes effective. In the event that our Common Stock is no longer listed on Nasdaq and the Tenth Amendment has only been approved under the Votes Cast Standard, our board of directors would not file the Tenth Amendment, but could determine to seek stockholder approval of the Tenth Amendment under the Majority of Outstanding Standard in the future.

If Proposal 1 is approved under the Majority of Outstanding Standard, our board of directors will have the authority, in its sole discretion, to determine whether to file the Tenth Amendment regardless of whether our Common Stock remains listed on Nasdaq (or any other national securities exchange).

Even if Proposal 1 is approved at the Special Meeting, our board of directors reserves the right to elect not to proceed with and abandon the Tenth Amendment if circumstances change and it determines, in its sole discretion at any time prior to the effectiveness of the Tenth Amendment, that this proposal is no longer in the best interests of our stockholders. If our board of directors determines that it is advisable and in the Company’s best interests to change the number of authorized shares of our Common Stock other than an increase to 298,000,000 authorized shares of Common Stock, our board of directors would have to approve such amendment to the COI changing the number of authorized shares of our Common Stock and submit such amendment to the stockholders of the Company for approval prior to the Company implementing any such change in the number of authorized shares of Common Stock.

No changes to the COI are being proposed with respect to the number of authorized shares of non-voting common stock or preferred stock. Other than the proposed increase in the number of authorized shares of Common Stock and a corresponding increase in the total number of shares the Company is authorized to issue from 352,475,074 shares to 554,475,074 shares, the Tenth Amendment is not intended to modify the rights of existing stockholders in any material respect. The additional shares of Common Stock to be authorized pursuant to the proposed amendment will be of the same class of Common Stock as is currently authorized under the COI.

Under the DGCL, our stockholders are not entitled to appraisal rights with respect to the proposed amendment to the COI to increase the number of authorized shares of Common Stock, and we will not independently provide stockholders with any such rights.

The Company will tabulate votes cast on the approval of Proposal 1 pursuant to the Votes Cast Standard and the Majority of Outstanding Standard. The Company will publicly announce the voting results on Proposal 1 following the completion of the Special Meeting based on the Votes Cast Standard and the Majority of Outstanding Standard and will include in such public announcement a statement as to whether or not Proposal 1 was approved under the Votes Cast Standard, the Majority of Outstanding Standard or both.

Reasons for the Tenth Amendment

Our board of directors believes that the proposed increase in the number of authorized shares of Common Stock will benefit us by (i) providing the shares needed to raise additional capital to execute our business plan, restructure and repay our existing indebtedness, convert shares of the Company’s Series O Preferred Stock, par value $0.0001 per share (the “Series O Preferred Stock”), that were issued on March 4, 2026 in connection with our previously announced Series O Preferred Stock dividend to holders of Common Stock as of March 2, 2026, as well as (ii) improving our flexibility in responding to future business opportunities. The additional authorized shares will be available for issuance from time to time to enable us to respond to future business opportunities requiring the issuance of shares, including the consummation of equity-based financings involving Common Stock or securities convertible into, or exercisable or exchangeable for, Common Stock (“equity-linked securities”) including refinancings of current or future indebtedness involving the issuance of Common Stock or equity-linked securities, acquisition or strategic joint venture transactions involving the issuance of Common Stock or equity-linked securities, grants of Common Stock and equity-linked securities to the Company’s current and future employees and consultants, or for other general purposes that the board of directors may deem advisable from time to time. We are seeking approval for the Tenth Amendment at this time because the outstanding shares of Series O Preferred Stock will convert into shares of Common Stock on or prior to December 31, 2026 pursuant to the terms of the Series O Preferred Stock and opportunities requiring prompt action may arise in the future, and the board of directors believes the delay and expense in seeking approval for additional authorized Common Stock at another special meeting of the stockholders could deprive us of the ability to take advantage of potential opportunities.

Without an increase in the number of authorized shares of Common Stock, we may be constrained in our ability to raise capital and repay our existing indebtedness, may not be able to fund our operations or convert the outstanding shares of Series O Preferred Stock into shares of Common Stock pursuant to the terms thereof, and may lose important business opportunities, which could adversely affect our financial performance and growth. In addition, our future success depends upon our ability to attract, retain and motivate highly skilled employees, and if this proposal is not approved by our stockholders, the lack of any available unissued and unreserved authorized shares of Common Stock to provide future equity incentive opportunities could adversely impact our ability to achieve these goals.

In determining the size of the proposed authorized share increase, the board of directors considered a number of factors, including the amount of capital needed to fund our operations, the number of shares of Common Stock required to fully convert the outstanding shares of Series O Preferred Stock, the potential terms needed to repay existing indebtedness and raise additional capital including the potential issuance of warrants to purchase Common Stock associated with equity financings and that over a number of years we may potentially need additional shares in connection with future equity transactions, acquisitions or other strategic transactions. If the stockholders do not approve this proposal, then we believe that we will not have the needed additional shares available to raise the capital to undertake the transactions described above, including but not limited to raising additional capital that we believe we may need in the future to execute our business plan, and there is an enhanced risk that we may default on our debt covenants in the future.

Potential Effects of the Tenth Amendment

The proposed increase in the number of authorized shares of Common Stock will not have any immediate effect on the rights of our existing stockholders. The board of directors will have the authority to issue the additional shares of Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or rules of any stock exchange on which our securities may be listed. The issuance of additional shares of Common Stock will decrease the relative percentage of equity ownership of our existing stockholders, thereby diluting the voting power of their Common Stock, and, depending on the price at which additional shares may be issued, could also be dilutive to the earnings per share of our Common Stock.

It is possible that a subsequent issuance of these shares could have the effect of delaying or preventing a change in control of the Company. Shares of authorized and unissued Common Stock could, within the limits imposed by applicable law, be issued in one or more transactions that would make a change in control of the Company more difficult, and therefore, less likely. Issuances of additional shares of our Common Stock could dilute the earnings per share and book value per share of our outstanding Common Stock and dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. While it may be deemed to have potential anti-takeover effect, the proposal to increase the authorized shares of Common Stock is not prompted by any specific effort of which we are aware to accumulate shares of our Common Stock or obtain control of the Company.

The additional authorized shares of Common Stock, if and when issued, would be part of the existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock currently outstanding. Our stockholders do not have preemptive rights with respect to our Common Stock. Therefore, should our board of directors determine to issue additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase such shares in order to maintain their proportionate ownership thereof.

Effectiveness of the Tenth Amendment

If the vote of the Company’s stockholders required to approve the Tenth Amendment set forth in this Proposal 1 is obtained and our board of directors does not abandon the Tenth Amendment, we will file the Tenth Amendment with the Delaware Secretary of State at such time as our board of directors determines in its sole discretion. If the vote of the Company’s stockholders required to approve the Tenth Amendment set forth in this Proposal 1 is not obtained, the Tenth Amendment will not become effective and the number of authorized shares of our Common Stock will remain at 298,000,000 shares until a subsequent amendment authorizing a different number of authorized shares of Common Stock is approved by the stockholders of the Company. Notwithstanding the foregoing, in the event that our Common Stock is no longer listed on Nasdaq and Proposal 1 has only been approved under the Votes Cast Standard, our board of directors will not file the Tenth Amendment, but could determine to seek stockholder approval of the Tenth Amendment under the Majority of Outstanding Standard in the future.

Required Vote of Stockholders

For Proposal 1, we are seeking stockholder approval under both the Votes Cast Standard and the Majority of Outstanding Standard. Accordingly, Proposal 1 will be deemed approved if it receives (i) the affirmative vote of a majority of the votes cast or (ii) the affirmative vote of a majority in voting power of the outstanding shares. For purposes of the Votes Cast Standard, only votes cast “for” or “against” a proposal are counted in determining the outcome of the vote. Although failure to submit a proxy or vote in person at the Special Meeting will not affect the outcome of the vote on this proposal under the Votes Cast Standard, the failure to submit a proxy or vote in person at the Special Meeting will make it more difficult to meet the requirement under the Bylaws that the holders of one third (1/3) in voting power of our capital stock issued and outstanding and entitled to vote at the Special Meeting be present in person or represented by proxy to constitute a quorum at the Special Meeting. For purposes of the Majority of Outstanding Standard, abstentions and broker non-votes (if any) will have the same practical effect as a vote “against” the proposal. We believe that Proposal 1 is a routine matter, so if you fail to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares, such broker, nominee, fiduciary or other custodian, as applicable, may vote your shares in its/their discretion.

Our board of directors has unanimously approved and declared advisable the Tenth Amendment set forth in this Proposal 1 and unanimously recommends that the stockholders of the Company vote “FOR” the Tenth Amendment set forth in this Proposal 1.

PROPOSAL 2 - APPROVAL OF THE ELEVENTH AMENDMENT TO OUR THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO APPROVE THE GRANT OF DISCRETIONARY AUTHORITY TO OUR BOARD OF DIRECTORS TO EFFECT THE FIRST REVERSE STOCK SPLIT

PROPOSAL 3 - APPROVAL OF THE TWELFTH AMENDMENT TO OUR THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO APPROVE THE GRANT OF DISCRETIONARY AUTHORITY OUR BOARD OF DIRECTORS TO EFFECT THE SECOND REVERSE STOCK SPLIT

At the Special Meeting, stockholders will be asked to approve (i) the Eleventh Amendment to our COI to effect, if approved and effected at all, a reverse stock split of our issued and outstanding Common Stock by a numerical ratio of not less than 1-for-15 and not greater than 1-for-150 (the “First Reverse Stock Split”) and (ii) the Twelfth Amendment to our COI to effect, if approved and effected at all, another reverse stock split of our issued and outstanding Common Stock by a numerical ratio of not less than 1-for-15 and not greater than 1-for-150 (the “Second Reverse Stock Split”; together with the First Reverse Stock Split, collectively, the “Reverse Stock Splits”). The exact ratio of each of the Reverse Stock Splits, if approved and effected at all, will be set within that range at the discretion of our board of directors and publicly announced by the Company (i) with respect to the First Reverse Stock Split on or before the one-year anniversary of the approval of Proposal 2 and (ii) with respect to the Second Reverse Stock Split, on or after the date of the effectiveness of the First Reverse Stock Split and on or before the one-year anniversary of the approval of Proposal 3, in each case, to provide our board of directors with the flexibility to determine the appropriate ratio and timing for the applicable Reverse Stock Split based upon our performance and other market factors. Forms of the proposed Eleventh Amendment and Twelfth Amendment to the COI reflecting the First Reverse Stock Split and the Second Reverse Stock Split, respectively, are included in Annexes B and C to this Proxy Statement. By approving each of Proposal 2 and Proposal 3, stockholders would, subject to the limitations described below, give our board of directors the discretionary authority, but not the obligation, to effect each of the First Reverse Stock Split and the Second Reverse Stock Split, respectively, and full discretion to approve the ratio at which shares of Common Stock will be reclassified, from and including, for the First Reverse Stock Split, a ratio of 1-for-15 and up to and including a ratio of 1-for-150, and for the Second Reverse Stock Split, a ratio of 1-for-15 and up to and including a ratio of 1-for-150. The exact ratio, if selected by our board of directors for each of the Reverse Stock Splits, will be publicly disclosed by the Company to the stockholders on or before the date on which the relevant amendment to the COI reflecting the applicable Reverse Stock Split is filed with the Delaware Secretary of State.

As discussed above, Section 242(d)(2) of the DGCL permits certain amendments, including a reverse stock split, to be approved by the Votes Cast Standard instead of the Majority of Outstanding Standard, if and only if (i) the shares subject to the reverse stock split are listed on a national securities exchange immediately before the amendment becomes effective and (ii) the shares meet the listing requirements of such national securities exchange relating to the minimum number of holders immediately after the amendment becomes effective.

As previously disclosed, it is not certain whether or not our Common Stock will still be listed on Nasdaq (or any other national securities exchange) at the time that our board of directors determines to file the Eleventh Amendment or the Twelfth Amendment to the COI to effect the Reverse Stock Splits. As a result, we have determined to seek stockholder approval of Proposal 2 and Proposal 3 under both the Votes Cast Standard and the Majority of Outstanding Standard in order to provide our board of directors with the maximum flexibility to effect the Reverse Stock Splits in the future.

If either Proposal 2 or Proposal 3 (or both) is approved only under the Votes Cast Standard , then, for each such proposal, our board of directors will have the authority, in its sole discretion, to implement the applicable Reverse Stock Split authorized by that proposal only if at the time of filing for that particular Reverse Stock Split (i) our Common Stock is listed on Nasdaq (or any other national securities exchange) immediately before the effectiveness of that amendment and (ii) our Common Stock meets the listing requirements of Nasdaq (or any other national securities exchange) relating to the minimum number of holders immediately after that amendment becomes effective. In the event that our Common Stock is no longer listed on Nasdaq and the Reverse Stock Splits have only been approved under the Votes Cast Standard, our board of directors would not effect the Reverse Stock Splits, but could determine to seek stockholder approval of the Reverse Stock Splits under the Majority of Outstanding Standard in the future.

If either Proposal 2 or Proposal 3 (or both) is approved under the Majority of Outstanding Standard, our board of directors will have the authority, in its sole discretion, to determine whether to implement the Reverse Stock Split authorized by that proposal at any time within the time period described above for that Reverse Stock Split regardless of whether our Common Stock remains listed on Nasdaq (or any other national securities exchange).

The two Reverse Stock Splits, if both approved and effected, could result in an aggregate reverse stock split ratio of up to 1:22,500 for shares of our Common Stock. However, our board of directors reserves the right to elect not to proceed with either or both of the Reverse Stock Splits, even if approved under the Majority of Outstanding Standard, and to abandon either or both of the Reverse Stock Splits if it determines, in its sole discretion, that the applicable Reverse Stock Split is no longer in the best interests of our stockholders. No further action by the stockholders will be required for our board of directors to either implement or abandon either or both of the Reverse Stock Splits. For the avoidance of doubt, except as otherwise specified herein, all share and dollar amounts set forth in this Proxy Statement are on a pre-Reverse Stock Splits basis.

If our board of directors does not effect either of the Reverse Stock Splits on or before the one-year anniversary of the approval of Proposal 2 and Proposal 3, any discretionary authority granted to our board of directors by our stockholders pursuant to Proposal 2 or Proposal 3 to file the amendments to effect either of the Reverse Stock Splits, as applicable, will terminate.

The Company will tabulate votes cast on the approval of Proposal 2 and Proposal 3 pursuant to the Votes Cast Standard and the Majority of Outstanding Standard. The Company will publicly announce the voting results on Proposal 2 and Proposal 3 following the completion of the Special Meeting based on the Votes Cast Standard and the Majority of Outstanding Standard and will include in such public announcement a statement as to whether or not Proposal 2 or Proposal 3 (or both) was approved under the Votes Cast Standard, the Majority of Outstanding Standard or both.

Reasons for the Reverse Stock Splits

Our board of directors has authorized the resolutions to seek stockholder approval to effect either or both of the Reverse Stock Splits. Our Common Stock is publicly traded and listed on Nasdaq under the symbol “JAGX.” Our board of directors believes that, in addition to increasing the price of our Common Stock, the Reverse Stock Splits would also reduce certain of our costs, such as listing fees on Nasdaq or whatever exchange our Common Stock may be listed in the future, and make our Common Stock more attractive to a broader range of institutional and other investors. The combination of lower transaction costs and increased interest from institutional investors and investment funds may ultimately improve the trading liquidity of our Common Stock, irrespective of the securities exchange or quotation system in which our Common Stock is trading/quoted. Accordingly, we believe that the discretionary authority granted to our board of directors to effect the Reverse Stock Splits is in the Company’s and the stockholders’ best interests.

The reason why we are proposing that Reverse Stock Splits of ratios aggregating approximately up to 1:22,500 be authorized in two separate reverse stock split proposals, that would potentially result in two separate amendments to the Company’s COI, is to give our board of directors flexibility in determining when and to what extent over the next 12 months to effect such Reverse Stock Splits based upon our performance and other market factors during that time period.

Purpose and Rationale for the Reverse Stock Splits

Improvement of the Marketability and Liquidity of Our Common Stock

We believe that the Reverse Stock Splits will make our Common Stock more attractive to a broader range of institutional and other investors. It is our understanding that the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. It is also our understanding that many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Conversely, we understand that low-priced stocks attract the interest of short-term traders, which may result in significant volatility due to short sellers of common stock and buy-and-hold decisions of longer investors. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. However, some investors may view the Reverse Stock Splits negatively because it reduces the number of shares of Common Stock available in the public market.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Splits is intended, absent other factors, to increase the per share market price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Splits, if either or both completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Splits, or that the market price of our Common Stock will not decrease in the future.

Facilitation of Future Capital Raising

Our board of directors believes it is critically important for the Company to maintain its flexibility in accessing the equity capital markets.

We intend to explore different potential financing strategies to help support the growth of our business and execution of our business plan, including equity or debt financing, such as a private investment in Common Stock or preferred equity securities, convertible debt securities or other debt financing, an at-the-market offering of our Common Stock, rights offering or other public offering of equity or debt securities. The availability of additional equity or debt financing will depend on the continued execution of our long-term business plan, our ability to demonstrate a path to long-term profitable growth, as well as market conditions. There can be no assurance that such equity or debt financing will be available in amounts or on terms acceptable to us, if at all, or that we will be able to raise capital to fund our operations and to continue as a going concern.

The sale of additional equity, however, would result in significant dilution to our stockholders. Additionally, the incurrence of debt financing would result in additional debt service obligations and could provide for restrictive operating and financial covenants, security interests on our assets, and other terms that could be adverse to our current stakeholders. Nonetheless, we believe that failure to raise additional capital through equity or debt financing could have a material adverse effect on our ability to meet our short- and long-term liquidity needs and achieve our business objectives.

Certain Risks Associated with the Reverse Stock Splits

In evaluating the proposed Reverse Stock Splits, our board of directors also took into consideration certain risks associated with reverse stock splits generally, including the negative perception of reverse stock splits held by some investors, analysts and other stock market participants, the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels, and the risks described below.

There can be no assurance that the total market capitalization of our Common Stock (the aggregate value of our Common Stock at the then market price) after the implementation of either of the Reverse Stock Splits will be equal to or greater than the total market capitalization before such Reverse Stock Split or that the per share market price of our Common Stock following either of the Reverse Stock Splits will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before such Reverse Stock Split.

There can be no assurance that the market price per share of our Common Stock after either of the Reverse Stock Splits will remain unchanged or increase in proportion to the reduction in the number of shares of our Common Stock outstanding before such Reverse Stock Split. For example, based on the closing price of our Common Stock on March 12, 2026, of $0.55 per share, if our board of directors were to implement the Reverse Stock Split and utilize a ratio of 1-for-50, we cannot assure you that the post-split market price of our Common Stock would be $27.50 (that is, $0.55 multiplied by 50) per share or greater. The market price of our Common Stock may fluctuate and potentially decline after a Reverse Stock Split, such as the decline in the market price of our Common Stock that we experienced after our previous reverse stock splits effectuated on June 1, 2018, June 7, 2019, September 8, 2021, January 23, 2023, May 23, 2024, and March 24, 2025.

Accordingly, the total market capitalization of our Common Stock after either of the Reverse Stock Splits when and if approved and effected may be lower than the total market capitalization before such Reverse Stock Split. Moreover, in the future, the market price of our Common Stock following a Reverse Stock Split may not exceed or remain higher than the market price prior to such Reverse Stock Split.

If either or both of the Reverse Stock Splits are approved and effected, the resulting per-share market price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our Common Stock may not improve.

While our board of directors believes that a higher stock price may help generate investor interest, there can be no assurance that either or both of the Reverse Stock Splits will result in a per-share market price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Common Stock may not necessarily improve.

A decline in the market price of our Common Stock after either or both of the Reverse Stock Splits are approved and effected may result in a greater percentage decline than would occur in the absence of the Reverse Stock Split(s).

If either or both of the Reverse Stock Splits are approved and effected and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split(s). The market price of our Common Stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of Common Stock outstanding.

Because the number of authorized shares of our Common Stock will not be reduced proportionately, the Reverse Stock Splits will increase the Board of Directors’ ability to issue authorized and unissued shares without further stockholder action.

Because the number of authorized shares of our Common Stock will not be reduced proportionately, the Reverse Stock Splits will increase our board of directors’ ability to issue authorized and unissued shares without further stockholder action. Without taking into account the impact of the proposed Reverse Stock Splits, we already have a substantial number of authorized but unissued shares of stock, the issuance of which would be dilutive to our existing stockholders and may cause a decline in the trading price of our Common Stock. With respect to authorized but unissued and unreserved shares, we could also use such shares to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management. We (i) have an existing at the market offering agreement with Ladenburg Thalmann & Co. Inc. for an “at the market” equity offering program, (ii) have issued shares of Series O Preferred Stock as a special one-time dividend on the then outstanding shares of Common Stock, as announced on February 18, 2026, which Series O Preferred Stock will be all converted into shares of Common Stock by December 31, 2026, pursuant to the terms set forth in the Certificate of Designation of Preferences, Rights and Limitations of Series O Convertible Preferred Stock, and (iii) may, from time to time, exchange our existing debts for our Common Stock pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), including, but not limited to, the exchange of the Streeterville Note as described in Proposal 4 hereunder. Other than the foregoing, there are no existing plans, arrangements or understandings relating to the issuance of any of the authorized, but unissued and unreserved shares, whether available as a result of the proposed Reverse Stock Split or otherwise.

Effecting the Reverse Stock Splits; Board of Directors’ Discretion to Implement Reverse Stock Splits

If both Proposal 2 and Proposal 3 are approved by stockholders at the Special Meeting, and if our board of directors decides that it is in the best interests of the Company and our stockholders to effect either or both of the Reverse Stock Splits, our board of directors will establish an appropriate ratio for the applicable Reverse Stock Split based on several factors existing at such time, the Company will publicly announce the ratio selected by our board of directors and we will subsequently file an amendment to the COI, in the form of the proposed amendment to COI attached in Annex B or Annex C, as applicable. Our board of directors will consider, among other factors, prevailing market conditions, the likely effect of the applicable Reverse Stock Split on the trading price of our Common Stock, and the marketability and liquidity of our Common Stock. Our board of directors will also determine the appropriate timing for filing the amendment to our COI with the Delaware Secretary of State to effect the Reverse Stock Split. If, for any reason, our board of directors deems it advisable, the board of directors in its sole discretion may abandon either or both of the Reverse Stock Splits at any time prior to the effectiveness of the applicable amendment to our COI, without further action by our stockholders. Assuming our board of directors determines that it is in the best interests of the Company and our stockholders to proceed with either or both of the Reverse Stock Splits, the applicable Reverse Stock Split will be effective as of the date and time set forth in the amendment to our COI that is filed with the Delaware Secretary of State (each, an “Effective Time”). Notwithstanding the foregoing, in the event that our Common Stock is no longer listed on Nasdaq and the First Reverse Stock Split or the Second Reverse Stock Split (or both) has only been approved under the Votes Cast Standard, our board of directors will not effect such Reverse Stock Split, but could determine to seek stockholder approval of such Reverse Stock Split under the Majority of Outstanding Standard in the future.

At an Effective Time, without any further action on the part of the Company or our stockholders, the outstanding shares of Common Stock held by stockholders of record as of such Effective Time will be converted into a lesser number of shares of Common Stock based on the ratio selected by our board of directors and publicly announce by the Company. For example, if our board of directors approves a ratio of 1-for-50, a stockholder who holds 500,000 shares of Common Stock as of the Effective Time will hold 10,000 shares of Common Stock following the Reverse Stock Split.

Effect on Outstanding Shares, Options, and Certain Other Securities

If either or both of the Reverse Stock Splits are approved and effected, the number of shares of our Common Stock owned by each stockholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our Common Stock owned by each stockholder will remain unchanged, except for any de minimis change resulting from the treatment of any fractional shares that such stockholder would have received as a result of the Reverse Stock Split(s). The number of shares of Common Stock that may be received upon conversion, exercise or exchange, as the case may be, of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our Common Stock, and the exercise or conversion prices for these securities, will also be adjusted in accordance with their terms, as of the applicable Effective Time.

Effect on Registration and Stock Trading

Our Common Stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Splits will not affect the registration of our Common Stock under the Exchange Act. If either or both of the Reverse Stock Splits are approved and effected, our Common Stock will receive a new CUSIP number upon the effectiveness of the applicable Reverse Stock Split.

Mechanics of Reverse Split

If either or both of Proposal 2 and Proposal 3 are approved by the stockholders at the Special Meeting and our board of directors decides that it is in the best interests of the Company and our stockholders to effect either or both of the Reverse Stock Splits, our stockholders will be notified of the ratio for the applicable Reverse Stock Split selected by our board of directors and that such Reverse Stock Split has been approved and effected. The mechanics of a Reverse Stock Split will differ depending upon whether a stockholder holds its shares of Common Stock in brokerage accounts or “street name” or whether the shares are registered directly in a stockholder’s name and held in book-entry form or certificate form.

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Our stockholders who hold shares of Common Stock in “street name” through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Stock Split for their beneficial holders. However, nominees may have different procedures for processing the Reverse Stock Split and stockholders holding shares in “street name” are encouraged to contact their nominees.

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Our registered stockholders may hold some or all of their shares of Common Stock electronically in book-entry form under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. Stockholders holding registered shares of our Common Stock in book-entry form need not take any action to receive post-Reverse Stock Split shares as a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares held.

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Some of our registered stockholders hold all their shares of Common Stock in certificate form or a combination of certificate and book-entry form. Stockholders holding shares of Common Stock in certificate form will receive a transmittal letter from the Transfer Agent as soon as practicable after the effective date of the Reverse Stock Split. The letter of transmittal will contain instructions for the surrender of stock certificates received prior to the Effective Time (the “Old Certificates”) to the Transfer Agent in exchange for new certificates representing the appropriate number of whole shares of Common Stock giving effect to the Reverse Stock Split. No new stock certificates will be issued to any stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed Letter of Transmittal, to the Transfer Agent. The stockholders will then receive, at their option, either a new certificate or certificates or book-entry shares representing the number of whole shares of Common Stock into which their pre-Reverse Stock Split shares have been converted as a result of the Reverse Stock Split. Until surrendered, we will deem outstanding Old Certificates held by stockholders to represent the number of whole shares of post-Reverse Stock Split Common Stock to which the stockholders are entitled. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Treatment of Fractional Shares

Stockholders who would otherwise hold fractional shares because the number of shares of Common Stock they hold before a Reverse Stock Split is not evenly divisible, based on the Reverse Stock Split ratio approved by our board of directors, will be entitled to receive cash (without interest or deduction) in lieu of such fractional shares from our Transfer Agent, upon receipt by our Transfer Agent of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of all Old Certificate(s), in an amount per share equal to the product obtained by multiplying (a) the closing price per share of our Common Stock on the effective date for the applicable Reverse Stock Split as reported on Nasdaq by (b) the fraction of the share owned by the stockholder, without interest. The ownership of a fractional share interest will not give the holder any voting, dividend or other rights, except to receive the above-described cash payment.

Effect on Authorized but Unissued Shares of Capital Stock

Currently, we are authorized to issue up to a total of 298,000,000 shares of voting common stock, of which 12,419,277 shares were issued and outstanding as of the Record Date, 50,000,000 shares of non-voting common stock, of which zero shares were issued and outstanding as of the Record Date, and 4,475,074 shares of preferred stock, of which zero shares were issued and outstanding as of the Record Date. The Reverse Stock Splits, if either or both approved and effected, will not have any effect on the authorized number of shares of our Common Stock, non-voting common stock or Preferred Stock.

Accounting Consequences

The Reverse Stock Splits will not affect the par value of our Common Stock per share, which will remain $0.0001 par value per share. As a result, as of the Effective Time of an applicable Reverse Stock Split, the total of the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet will not change due to such Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the implementation of either or both of the Reverse Stock Splits, our board of directors does not intend for such transaction(s) to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act, and the implementation of the proposed Reverse Stock Splits will not cause the Company to go private.

No Dissenters’ Rights

Under the DGCL, stockholders will not be entitled to dissenters’ rights with respect to the proposed amendments to our COI to effect the Reverse Stock Splits, and we do not intend to independently provide stockholders with any such right.

Reservation of Right to Abandon the Amendments to our COI

Our board of directors reserves the right to abandon either or both of the proposed amendments to our COI described in Proposal 2 and Proposal 3 without further action by our stockholders at any time before the applicable Effective Time, even if stockholders approve both Proposal 2 and Proposal 3 at the Special Meeting. By voting in favor of either or both of the Reverse Stock Splits, stockholders are also expressly authorizing our board of directors to determine not to proceed with, and abandon, the approved Reverse Stock Split(s) if it should so decide.

Material U.S. Federal Income Tax Consequences of the Proposed Reverse Stock Splits

The following discussion is a summary of the material U.S. federal income tax consequences of the proposed Reverse Stock Splits to U.S. Holders (as defined below) of our Common Stock. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case in effect as of the date of this Proxy Statement. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below and there can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the proposed Reverse Stock Splits.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or any other entity or arrangement treated as a corporation) created or organized under the laws of the United States, any state thereof, or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

This discussion is limited to U.S. Holders who hold our Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation, financial institutions, insurance companies, real estate investment trusts, regulated investment companies, grantor trusts, tax-exempt organizations, brokers, dealers or traders in securities, commodities or currencies, stockholders who hold our Common Stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes, U.S. Holders that have a functional currency other than the U.S. dollar, or U.S. Holders who actually or constructively own 5% or more of our voting stock.

If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our Common Stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Splits to them.

In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local and non-U.S. tax law consequences of the proposed Reverse Stock Splits. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as either of the proposed Reverse Stock Splits, whether or not they are in connection with such proposed Reverse Stock Split.

Each stockholder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the proposed Reverse Stock Splits, as well as the consequences arising under the laws of any other taxing jurisdiction, including any state, local or foreign income tax consequences.

Each of the proposed Reverse Stock Splits is intended to be treated as a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. As a result, a U.S. Holder generally should not recognize gain or loss upon a proposed Reverse Stock Split for U.S. federal income tax purposes, except with respect to cash received in lieu of fractional shares, as discussed below. A U.S. Holder’s aggregate adjusted tax basis in the shares of our Common Stock received pursuant to a proposed Reverse Stock Split should equal the aggregate adjusted tax basis of the shares of our Common Stock exchanged therefor (excluding the amount of such basis that is allocated to any fractional shares for which the U.S. Holder receives cash). The U.S. Holder’s holding period in the shares of our Common Stock received pursuant to a proposed Reverse Stock Split should include the holding period in the shares of our Common Stock exchanged therefor. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of Common Stock surrendered in a recapitalization to shares received in the recapitalization. U.S. Holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder that receives cash in lieu of fractional shares pursuant to a proposed Reverse Stock Split generally should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the U.S. Holder’s aggregate adjusted tax basis in the shares of our Common Stock surrendered that is allocated to such fractional shares. Such capital gain or loss generally should be long term if such pre-reverse split shares were held for more than one year. Long-term capital gains recognized by non-corporate U.S. Holders may be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

A U.S. Holder of our Common Stock may be subject to information reporting and backup withholding on cash paid in lieu of a fractional share in connection with a proposed Reverse Stock Split. A U.S. Holder of our Common Stock generally will be subject to backup withholding if such U.S. Holder is not otherwise exempt and such U.S. Holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a U.S. Holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS.

The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of such stockholder’s circumstances and income tax situation. Accordingly, we urge you to consult with your own tax advisor with respect to all of the potential U.S. federal, state, local and foreign tax consequences to you of the proposed Reverse Stock Splits.

Required Vote of Stockholders

For each of Proposal 2 and Proposal 3, we are seeking stockholder approval under both the Votes Cast Standard and the Majority of Outstanding Standard. Accordingly, each proposal will be deemed approved if it receives (i) the affirmative vote of a majority of the votes cast or (ii) the affirmative vote of a majority in voting power of the outstanding shares. For purposes of the Votes Cast Standard, only votes cast “for” or “against” a proposal are counted in determining the outcome of the vote. Although failure to submit a proxy or vote in person at the Special Meeting will not affect the outcome of the vote on this proposal under the Votes Cast Standard, the failure to submit a proxy or vote in person at the Special Meeting will make it more difficult to meet the requirement under the Bylaws that the holders of one third (1/3) in voting power of our capital stock issued and outstanding and entitled to vote at the Special Meeting be present in person or represented by proxy to constitute a quorum at the Special Meeting. For purposes of the Majority of Outstanding Standard, abstentions and broker non-votes (if any) will have the same practical effect as a vote “against” the proposal. We believe that each of Proposal 2 and Proposal 3 is a routine matter, so if you fail to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares, such broker, nominee, fiduciary or other custodian, as applicable, may vote your shares in its/their discretion.

Our board of directors unanimously recommends that the stockholders vote “FOR” both Proposal 2 and Proposal 3 to approve the Eleventh Amendment and the Twelfth Amendment to our COI to effect, if approved and effected at all, a reverse stock split pursuant to the Eleventh Amendment at a ratio of not less than 1-for-15 and not greater than 1-for-150, and a reverse stock split pursuant to the Twelfth Amendment at a ratio of not less than 1-for-15 and not greater than 1-for-150. The exact ratio of each Reverse Stock Split, if approved and effected at all, will be set within that range at the discretion of our board of directors and publicly announced by the Company (i) in the case of the First Reverse Stock Split, on or before the one-year anniversary of the approval of Proposal 2, and (ii) in the case of the Second Reverse Stock Split, on or after the date of the effectiveness of the First Reverse Stock Split and on or before the one-year anniversary of the approval of Proposal 3, in each case, without further approval or authorization of our stockholders.

PROPOSAL 4 - APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UPON EXCHANGE OF THE STREETERVILLE NOTE

At the Special Meeting, stockholders will be asked to approve, for purposes of Nasdaq Listing Rule 5635(d) (“Rule 5635(d)”), the issuance of shares of Common Stock issuable upon the exchange, from time to time, of the outstanding balance of the Streeterville Note (as defined below), pursuant to Section 3(a)(9) of the Securities Act at a price per share equal to the Minimum Price (as defined below) of the Common Stock as of the date of the agreement for such exchange. All per share dollar figures included in this Proposal 4 are subject to adjustment for stock splits, reverse stock splits, stock dividends, reclassifications and other similar recapitalization transactions.

Background and Overview

As previously announced, on November 12, 2025, the Company entered into a note purchase agreement (the “Note Purchase Agreement”) with Streeterville Capital, LLC (“Lender”), pursuant to which the Company issued and sold to the Lender a secured promissory note in the original principal amount of $10,810,000, as amended on March 6, 2026 (the “Streeterville Note”) (the “Note Financing”). The Streeterville Note carries an original issue discount of $800,000 and the Company agreed to pay $10,000 to Lender to cover its legal fees, accounting costs, due diligence, monitoring and other transaction costs, both of which were included in the original principal balance of this Note. On the closing date of the Note Financing, Lender paid $2,000,000 to the Company and $8,000,000 was deposited into an account (the “Deposit Account”) at Lakeside Bank owned by the Company’s wholly-owned subsidiary, JAGX Holdings, LLC (“JAGX Sub”), to be held pursuant to a Deposit Account Control Agreement entered into among JAGX Sub, Lender, and Lakeside Bank (the “DACA”).

Interest under the Streeterville Note accrues at a rate of 8.00% per annum. The unpaid amount of the Streeterville Note, any interest, fees, charges and late fees are due on March 12, 2029 (the “Maturity Date”). The Company may prepay all or any portion of the outstanding balance of the Streeterville Note after the date of issuance.

The foregoing descriptions of the Note Purchase Agreement, the Streeterville Note and the DACA are not complete and are qualified in their entirety by references to the Note Purchase Agreement, the Streeterville Note, the DACA, that certain guaranty from JAGX Sub and that certain pledge by the Company of all membership interests in JAGX Sub, copies of which are filed as exhibits to our Current Report on Form 8-K filed with the SEC on November 14, 2025, and the Amendment to Secured Promissory Note, a copy which is filed as Exhibit 4.4 to our Current Report on Form 8-K filed with the SEC on March 9, 2026.

As of March 12, 2026, the outstanding balance of the Streeterville Note was approximately $7,057,500.

At any time and from time to time prior to the Maturity Date, if so mutually agreed by us and Streeterville, we may exchange part or all of the then outstanding balance of the Streeterville for shares of Common Stock (the “Exchange Shares”) pursuant to Section 3(a)(9) of the Securities Act at a price per share equal to the Minimum Price of the Common Stock as of the date of the agreement for such exchange, to the extent that the maximum number of the Exchange Shares issued would not violate Rule 5635(d) (the “Exchange Cap”) unless and until the stockholder approval is obtained.

Stockholder Approval Requirements

Pursuant to Rule 5635(d), stockholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Rule 5635(d), (A) “20% Issuance” means a transaction, other than a public offering, involving: (i) the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by our officers, directors or substantial stockholders equals 20% or more of Common Stock (which for purposes of this calculation, includes issued and outstanding shares of our voting Common Stock and non-voting common stock) or 20% or more of the voting power outstanding before the issuance (the “Maximum Percentage”), and (B) “Minimum Price” means a price that is the lower of: (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average closing price of Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Stockholder approval of this proposal will constitute stockholder approval for purposes of Rule 5635(d).

As of March 12, 2026, we had 12,419,277 shares of Common Stock outstanding. Therefore, the issuance of approximately 13,232,241 Exchange Shares (assuming full exchange of the outstanding balance of the Streeterville Note as of March 12, 2026) would have constituted approximately 106.55% of the shares of our Common Stock outstanding prior to such issuance. As such, pursuant to Rule 5635(d), we are obligated to seek and are therefore seeking stockholder approval pursuant to Rule 5635(d) for the issuance to Streeterville of shares of Common Stock, from time to time upon exchange of the outstanding balance of the Streeterville Note pursuant to Section 3(a)(9) of the Securities Act. If this proposal is approved, we will not solicit further authorization from our stockholders prior to any exchange of the outstanding balance of the Streeterville Note pursuant to Section 3(a)(9) of the Securities Act.

While any Exchange Shares will be issued at a price that is equal to the Minimum Price as of the date of the binding agreement for the applicable exchange, the Exchange Shares issued in an exchange (a “Prior Exchange”) could be subject to aggregation pursuant to Rule 5635(d) with any other issuances of the Company’s shares of Common Stock in (i) related and/or unrelated transactions at a price per share that is less than the then applicable Minimum Price, or (ii) any subsequent exchange of the outstanding balance of the Streeterville Note at a price per share that is equal to the Minimum Price as of the date of the binding agreement for such subsequent exchange but lower than the exchange price of the Prior Exchange, occurring within six months of the Company’s entry into the exchange agreement for the Prior Exchange. In such an event, our issuance of additional shares of Common Stock would be subject to stockholder approval under Nasdaq Listing Rule 5635(d) (including rules related to the aggregation of offerings thereunder) to the extent that the Exchange Shares issued in the Prior Exchange together with the shares issued in such subsequent offerings exceeded the Maximum Percentage. Therefore, we are seeking stockholder approval, for purposes of Rule 5635(d) (including rules related to the aggregation of offerings thereunder), for the issuance of the Exchange Shares.

Impact of Stockholder Approval

If stockholders approve this proposal, in the event that we consummate one or more transactions that are not public offerings at a price less than the exchange price of a Prior Exchange (the “Future Private Placements”) within six months of such Prior Exchange, including but not limited to, a subsequent exchange of the outstanding balance of the Streeterville Note, the issuance of the Exchange Shares in the Prior Exchange would not be aggregated with the issuances in such Future Private Placements to determine whether the threshold of the 20% Issuance under Rule 5635(d) is met.

If stockholders do not approve this proposal, in the event that we consummate one or more Future Private Placements within six months of a Prior Exchange, it may be deemed that the issuance of the Exchange Shares in such Prior Exchange should be aggregated with the issuances in the Future Private Placements to determine whether the threshold of the 20% Issuance under Rule 5635(d) is met.

Dilution and Potential Adverse Impact of this Proposal

The exchange of all or part of the outstanding balance of the Streeterville Note for shares of Common Stock will have a dilutive effect on our current stockholders in that the percentage ownership of the Company held by our current stockholders would decline as a result of the issuance of additional shares of our Common Stock upon exchange of the outstanding balance of the Streeterville Note. As a result, our current stockholders would own a smaller proportionate interest in the Company and therefore have less ability to influence corporate decisions requiring stockholder approval. The issuance of shares of our Common Stock upon exchange of the outstanding balance of the Streeterville Note could also have a dilutive effect on our book value per share and on any future earnings per share, and the sale or any resale of such shares could cause prevailing market prices for our Common Stock to decline.

In the event of an exchange, the applicable exchange price will be equal to the Minimum Price of the Common Stock as of the date of the agreement for such exchange. As such, the exact magnitude of the dilutive effect of any future exchange cannot be conclusively determined but may be material to our current stockholders.

For illustration purposes only, below is a table showing the number of shares of Common Stock that may potentially be issued upon exchange of the outstanding balance of the Streeterville Note based on three hypothetical exchange prices, assuming that amount equal to all of the outstanding balance of the Streeterville Note as of March 12, 2026, which was approximately $7,057,500, is exchanged for shares of Common Stock. The number of shares of Common Stock issuable will correspondingly increase or decrease depending on the actual exchange price for the Series N Preferred Stock. The exchange price in connection with future exchanges could be materially lower than an assumed exchange price in the table below, which could have a significant dilutive effect on our current stockholders.

	Scenario A (Hypothetical)	Scenario B (Hypothetical)	Scenario C (Hypothetical)
Assumed Exchange Price Per Share	$0.10	$1.50	$2.50
Outstanding Balance of the Streeterville Note	$7,057,500	$7,057,500	$7,057,500
Total Number of Shares of Common Stock Issued Upon Full Exchange of the Streeterville Note	70,575,000	4,705,000	2,823,000

Required Vote of Stockholders

To approve the issuance of shares of Common Stock upon the exchange of all or part of the outstanding balance of the Streeterville Note from time to time (this Proposal 4), the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) by holders of shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon is required, provided a quorum is present. Although failure to submit a proxy or vote in person at the Special Meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the Special Meeting will make it more difficult to meet the requirement under our Bylaws that the holders of one third (1/3) in voting power of our capital stock issued and outstanding and entitled to vote at the Special Meeting be present in person or represented by proxy to constitute a quorum at the Special Meeting.

The Board unanimously recommends that the stockholders vote “FOR” Proposal 4 to authorize the issue, pursuant to Nasdaq Listing Rule 5635(d), shares of Common Stock upon exchange of the outstanding balance of the Streeterville Note.

PROPOSAL 5 - APPROVAL TO ADJOURN THE SPECIAL MEETING IF NECESSARY TO SOLICIT ADDITIONAL PROXIES

Although it is not expected, the Special Meeting may be adjourned for the purpose of soliciting additional proxies. We are soliciting proxies to approve one or more adjournments of the Special Meeting, if necessary, for the purpose of soliciting additional proxies in favor of Proposals 1 and 2. The chairperson will have the discretion to decide whether or not to submit this Proposal 3 to the stockholders.

Required Vote of Stockholders

To approve the adjournment of the Special Meeting, if necessary, for the purpose of soliciting additional proxies in favor of Proposals 1, 2, 3 and 4, the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) by shares of Common Stock entitled to vote thereon, provided a quorum is present, is required. Although failure to submit a proxy or vote in person at the Special Meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the Special Meeting will make it more difficult to meet the requirement under the Bylaws that the holders of one third (1/3) in voting power of our capital stock issued and outstanding and entitled to vote at the Special Meeting be present in person or by proxy to constitute a quorum at the Special Meeting. Additionally, we believe Proposal 5 is a routine matter, so if you fail to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares, such broker, nominee, fiduciary or other custodian, as applicable, may vote your shares in its/their discretion.

Our board of directors unanimously recommends that the stockholders vote “FOR” Proposal 5 to adjourn the Special Meeting, if necessary, to solicit additional proxies in favor of Proposals 1, 2, 3 and 4.

STOCKHOLDER PROPOSALS FOR 2026 ANNUAL MEETING

In accordance with SEC Rule 14a-8, in order for stockholder proposals intended to be presented at the 2026 Annual Meeting of Stockholders to be eligible for inclusion in our proxy statement for such meeting, they must be received by us at our executive offices in San Francisco, California, before March 27, 2026. Our board of directors has not determined the date of the 2026 Annual Meeting of the Company’s Stockholders, but does not currently anticipate that the date will be changed by more than 30 calendar days from the date of the 2026 Annual Meeting of Stockholders.

Stockholder proposals (including recommendations of nominees for election to the board of directors) intended to be presented at the 2026 Annual Meeting of Stockholders, other than a stockholder proposal submitted pursuant to SEC Rule 14a-8, must be received in writing at our principal executive office no earlier than May 21, 2026 and no later than June 20, 2026, in accordance with our Bylaws. If the date of the 2026 Annual Meeting of Stockholders is scheduled for a date more than 30 days before or more than 60 days after August 19, 2026, then such proposals must be received not later than the close of business on the later of the 90th day prior to the scheduled date of the 2026 Annual Meeting or the 10th day following the day on which public disclosure of the date of the 2026 Annual Meeting of Stockholders is first made, as set forth in our Bylaws.

AVAILABILITY OF ANNUAL REPORT TO STOCKHOLDERS AND REPORT ON FORM 10-K

Copies of our Annual Report (exclusive of exhibits and documents incorporated by reference) may be obtained for free by directing written requests to: Jaguar Health, Inc., Attention: Jonathan S. Wolin, 200 Pine Street, Suite 400, San Francisco, CA 94104 (415.371.8300 phone). Copies of exhibits and basic documents filed with the Annual Report or referenced therein will be furnished to stockholders upon written request and payment of a nominal fee in connection with the furnishing of such documents. You may also obtain the Annual Report over the Internet at the SEC’s website, www.sec.gov, or at https://jaguarhealth.gcs-web.com/financial-information/annual-reports.

LIST OF THE COMPANY’S STOCKHOLDERS

A list of our stockholders as of March 2, 2026, the Record Date, will be available for inspection at our corporate headquarters during normal business hours during the 10-day period prior to the Special Meeting. The list of stockholders will also be available for such examination at the Special Meeting.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Unless contrary instructions are received, we may send a single copy of the Proxy Statement and Notice of Special Meeting to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process is known as “householding” and helps reduce the volume of duplicate information received at a single household, which reduces costs and expenses borne by us.

If you would like to receive a separate set of our annual disclosure documents this year or in future years, follow the instructions described below and we will deliver promptly a separate set. Similarly, if you share an address with another stockholder and the two of you would like to receive only a single set of our annual disclosure documents, follow the instructions below:

1.

If your shares are registered in your own name, please contact our transfer agent by writing to them at Equiniti Trust Company, LLC, 55 Challenger Road, Floor 2, Ridgefield Park, NJ 07660 (Attn: Jaguar Health, Inc. Representative), calling 1-800-937-5449, or emailing helpast@equiniti.com.

2.	If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

By Order of the Board of Directors.

Lisa A. Conte
Chief Executive Officer & President

San Francisco, California

March 24, 2026

ANNEX A

CERTIFICATE OF TENTH AMENDMENT TO THE

THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

JAGUAR HEALTH, INC.

Jaguar Health, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies that:

1. The name of the Corporation is Jaguar Health, Inc. The date of filing of the Corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware was June 6, 2013, under the name Jaguar Animal Health, Inc.

2. This Certificate of Tenth Amendment to the Third Amended and Restated Certificate of Incorporation was duly authorized and adopted by the Corporation’s Board of Directors and stockholders in accordance with Section 242 of the General Corporation Law of the State of Delaware and amends the provisions of the Company’s Third Amended and Restated Certificate of Incorporation.

3. The amendment to the existing Third Amended and Restated Certificate of Incorporation being effected hereby is as follows:

a. Delete the first paragraph of Article IV in its entirety and substitute in its place the following:

“The total number of shares of stock that the Corporation shall have authority to issue is Five Hundred Fifty Four Million Four Hundred Seventy Five Thousand Seventy Four (554,475,074) shares, consisting of (i) Five Hundred Million (500,000,000) shares of common stock, $0.0001 par value per share (“Common Stock”), (ii) Fifty Million (50,000,000) shares of convertible non-voting common stock, $0.0001 par value per share (“Non-Voting Common Stock”), and (iii) Four Million Four Hundred Seventy Five Thousand Seventy Four (4,475,074) shares of Preferred Stock, $0.0001 par value per share (“Preferred Stock”).”

4. This Certificate of Tenth Amendment to the Third Amended and Restated Certificate of Incorporation shall be effective immediately upon filing with the Delaware Secretary of State.

****

IN WITNESS WHEREOF, Jaguar Health, Inc. has caused this Certificate of Tenth Amendment to the Third Amended and Restated Certificate of Incorporation to be signed by [    ], its [    ], this [●] day of [●], 202[●].

JAGUAR HEALTH, INC.
A Delaware corporation

By:
Name:
Title:

ANNEX B

CERTIFICATE OF ELEVENTH AMENDMENT TO THE

THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

JAGUAR HEALTH, INC.

Jaguar Health, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies that:

1. The name of the Corporation is Jaguar Health, Inc. The date of filing of the Corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) was June 6, 2013, under the name Jaguar Animal Health, Inc.

2. This Certificate of Eleventh Amendment to the Third Amended and Restated Certificate of Incorporation was duly authorized and adopted by the Corporation’s Board of Directors and stockholders in accordance with Section 242 of the General Corporation Law of the State of Delaware and amends the provisions of the Company’s Third Amended and Restated Certificate of Incorporation.

3. The amendment to the existing Third Amended and Restated Certificate of Incorporation being effected hereby is as follows:

a. Add the following paragraph at the end of Section IV.A. as a new Section IV.A.12:

“11. Seventh Reverse Stock Split. Upon this Amendment to the Third Restated Certificate becoming effective pursuant to the DGCL (the “Eleventh Amendment Effective Time”), each fifteen (15) to one hundred fifty (150) shares of Common Stock issued and outstanding immediately prior to the Eleventh Amendment Effective Time shall automatically be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, the exact ratio within the foregoing range to be determined by the Board of Directors prior to the Eleventh Amendment Effective Time and publicly announced by the Corporation, without any further action by the Corporation or the holder thereof (the “Seventh Reverse Stock Split”). No fractional shares shall be issued in connection with the Seventh Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive cash (without interest or deduction) from the Corporation’s transfer agent in lieu of such fractional share interests upon the submission of a transmission letter by a stockholder holding the shares in book-entry form and, where shares are held in certificated form, upon the surrender of the stockholder’s Old Certificates (as defined below), in an amount equal to the product obtained by multiplying (a) the closing price per share of the Common Stock as reported on the Nasdaq Capital Market as of the date of the Eleventh Amendment Effective Time, by (b) the fraction of one share owned by the stockholder. Each certificate that immediately prior to the Eleventh Amendment Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”

4. This Certificate of Eleventh Amendment to the Third Amended and Restated Certificate of Incorporation shall be effective at 12:01 a.m., Eastern Time, on [   ], 202[ ].

****

IN WITNESS WHEREOF, Jaguar Health, Inc. has caused this Certificate of Eleventh Amendment to the Third Amended and Restated Certificate of Incorporation to be signed by [    ], its [    ], this [●] day of [●], 202[●].

JAGUAR HEALTH, INC.
A Delaware corporation

By:
Name:
Title:

ANNEX C

CERTIFICATE OF TWELFTH AMENDMENT TO THE

THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

JAGUAR HEALTH, INC.

Jaguar Health, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies that:

1. The name of the Corporation is Jaguar Health, Inc. The date of filing of the Corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) was June 6, 2013, under the name Jaguar Animal Health, Inc.

2. This Certificate of Twelfth Amendment to the Third Amended and Restated Certificate of Incorporation was duly authorized and adopted by the Corporation’s Board of Directors and stockholders in accordance with Section 242 of the General Corporation Law of the State of Delaware and amends the provisions of the Company’s Third Amended and Restated Certificate of Incorporation.

3. The amendment to the existing Third Amended and Restated Certificate of Incorporation being effected hereby is as follows:

a. Add the following paragraph at the end of Section IV.A. as a new Section IV.A.13:

“11. Eighth Reverse Stock Split. Upon this Amendment to the Third Restated Certificate becoming effective pursuant to the DGCL (the “Twelfth Amendment Effective Time”), each fifteen (15) to one hundred fifty (150) shares of Common Stock issued and outstanding immediately prior to the Twelfth Amendment Effective Time shall automatically be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, the exact ratio within the foregoing range to be determined by the Board of Directors prior to the Twelfth Amendment Effective Time and publicly announced by the Corporation, without any further action by the Corporation or the holder thereof (the “Eighth Reverse Stock Split”). No fractional shares shall be issued in connection with the Eighth Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive cash (without interest or deduction) from the Corporation’s transfer agent in lieu of such fractional share interests upon the submission of a transmission letter by a stockholder holding the shares in book-entry form and, where shares are held in certificated form, upon the surrender of the stockholder’s Old Certificates (as defined below), in an amount equal to the product obtained by multiplying (a) the closing price per share of the Common Stock as reported on the Nasdaq Capital Market as of the date of the Twelfth Amendment Effective Time, by (b) the fraction of one share owned by the stockholder. Each certificate that immediately prior to the Twelfth Amendment Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”

4. This Certificate of Twelfth Amendment to the Third Amended and Restated Certificate of Incorporation shall be effective at 12:01 a.m., Eastern Time, on [   ], 202[ ].

****

IN WITNESS WHEREOF, Jaguar Health, Inc. has caused this Certificate of Twelfth Amendment to the Third Amended and Restated Certificate of Incorporation to be signed by [    ], its [    ], this [●] day of [●], 202[●].

JAGUAR HEALTH, INC.
A Delaware corporation

By:
Name:
Title:

C/O Proxy Tabulator EVERY VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 SCAN The QR code or visit www.proxy-direct.com to vote your shares AUTOMATED PHONE 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, sign and date your Proxy Card and return it in the enclosed Business Reply Envelope DO NOT TEAR JAGUAR HEALTH, INC. PROXY CARD PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 20, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF JAGUAR HEALTH, INC. Lisa Conte and Carol Lizak, or any of them, each with full power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of JAGUAR HEALTH, INC. to be held at 200 Pine Street, Suite 400, San Francisco, CA 94104, on Monday, April 20, 2026, at 8:30 a.m., local time, or at any adjournment(s) or postponement(s) thereof. The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” Proposals 1, 2, 3, 4 and 5. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-80 0- 33 7- 350 3 JAG_35010_031226 PLEASE MARK, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD RECOMMENDS VOTING “FOR” PROPOSALS 1, 2, 3, 4 AND 5. OTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals: FOR AGAINST ABSTAIN 1. Approving an amendment (the “Tenth Amendment”) to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “COI”), to increase the number of authorized shares of the Company’s voting common stock, par value $0.0001 per share (the “Common Stock”) from 298,000,000 shares to 500,000,000 shares and a corresponding increase in the total number of shares the Company is authorized to issue from 352,475,074 shares to 554,475,074 shares. FOR AGAINST ABSTAIN 2. Approving the adoption of an amendment (the “Eleventh Amendment”) to the Company’s COI to effect, if approved and effected at all, a reverse stock split of the Company’s issued and outstanding shares of Common Stock at a ratio not less than 1-for-15 and not greater than 1-for-150, the exact ratio, if approved and effected at all, to be set within that range at the discretion of the Company’s board of directors and publicly announced by the Company on or before the one-year anniversary of the approval of this proposal, without further approval or authorization of the Company’s stockholders (the “First Reverse Stock Split”). FOR AGAINST ABSTAIN 3. Approving the adoption of an amendment (the “Twelfth Amendment”) to the Company’s COI to effect, if approved and effected at all, a reverse stock split of the issued and outstanding shares of Common Stock at a ratio not less than 1-for-15 and not greater than 1-for-150, the exact ratio, if approved and effected at all, to be set within that range at the discretion of the Company’s board of directors and publicly announced by the Company on or after the date of the effectiveness of the First Reverse Stock Split and on or before the one-year anniversary of the approval of this proposal, without further approval or authorization of the Company’s stockholders (the “Second Reverse Stock Split”). FOR AGAINST ABSTAIN 4. Approving for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock issuable upon exchange of that certain secured promissory note in the original principal amount of $10,810,000 issued by the Company to Streeterville Capital, LLC on November 12, 2025, as amended on March 6, 2026 (the “Streeterville Note”), pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended. FOR AGAINST ABSTAIN 5. Approving one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve proposals 1, 2, 3, and 4. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 20, 2026 The proxy materials are available at: https://jaguarhealth.gcs-web.com/financial-information/annual-reports B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx JAG 35010 xxxxxxxx